Exhibit 10.1

AMENDMENT NUMBER 1 TO

THIRD AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amendment Number 1 to Third Amended and Restated Employment Agreement (the “Amendment”) is entered into as of February 8, 2012 (the “Amendment Effective Date”) by and between Carl W. Hull (the “Executive”) and Gen-Probe Incorporated, a Delaware corporation (“Gen-Probe”).

RECITALS

WHEREAS, the Executive and Gen-Probe are parties to that certain Third Amended and Restated Employment Agreement effective as of May 19, 2009 (the “Agreement”), which sets forth the terms of the Executive’s employment with Gen-Probe and provides for benefits upon the termination of Executive’s employment with Gen-Probe under certain circumstances; and

WHEREAS, the parties wish to amend certain provisions of the Agreement to extend the term of the Agreement pursuant to the terms and conditions set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereby agree as follows effective as of the Amendment Effective Date. Except as otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Agreement.

1. Section 2 (Term of Employment) of the Agreement shall be amended in its entirety to read as follows:

“2.	Term of Employment. This Agreement shall be immediately effective. Unless extended by mutual written agreement of the parties, this Agreement shall expire, and Executive’s employment hereunder shall automatically terminate, on May 18, 2015. At any time during the term of this Agreement, either party may terminate this Agreement, and Executive’s employment, in accordance with the provision of Sections 7 and 8 of this Agreement.”

2. Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

3. This Amendment shall be construed and enforced in accordance with and be governed by the laws of the State of California.

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IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Effective Date.

EXECUTIVE

/s/ Carl W. Hull
Carl W. Hull

GEN-PROBE INCORPORATED

By:	/s/ Diana De Walt
Diana De Walt
Senior Vice President, Human Resources

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